UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 25, 1997

                             CARRIAGE SERVICES, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                       1-11961                     76-0423828
(State of Incorporation)   (Commission File Number)        (I.R.S. Employer
                                                         Identification No.)


      1300 POST OAK BLVD., SUITE 1500, HOUSTON, TX               77056
         (Address of principal executive offices)             (Zip Code)


                                 (281) 556-7400
              (Registrant's telephone number, including area code)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

   On September 25, 1997, Carriage Services, Inc. (the "Company"), through its wholly owned subsidiary, completed its merger with Cemetery Enterprises, Inc. Cemetery Enterprises, Inc. operates one cemetery in Montgomery, Illinois. Total consideration for the acquisition consisted 39,847 shares of the Company's Class A Common Stock and cash. The consideration was determined through negotiations between the Company and representatives of Cemetery Enterprises, Inc. In connection with this merger, the Company entered into customary employment, consulting and non-compete agreements with certain employees and former owners of Cemetery Enterprises, Inc. The merger will be accounted for under the purchase method of accounting for financial reporting purposes.

   On April 11, 1997, the Company acquired through merger Dieterle Funeral Home in Aurora, Illinois, which was owned by certain shareholders or affiliates of Cemetery Enterprises, Inc. In connection with that merger of Dieterle Funeral Home, the Company entered into customary employment, consulting and noncompete agreements with certain employees and former owners or affiliates of Dieterle Funeral Home. Except for the previously described merger between the Company and Dieterle Funeral Home, the Company is not aware of any pre-existing material relationships between (i) Cemetery Enterprises, Inc. or any if its shareholders, on the one hand, and (ii) the Company, any of the Company's affiliates, directors and officers or any associate of such directors and officers, on the other.

   The Company also completed the acquisition of several other businesses (the "Other Acquisitions") since January 1, 1997. None of the Other Acquisitions (other than ones previously filed on Form 8-K) is believed to be individually material to the results of operations or financial condition of the Company. However, the acquisition of Cemetery Enterprises, Inc. and the acquisition of the Other Acquisitions may require the filing of financial statements and pro forma financial information pursuant to Rules 3-05(b)(1)(i) and 11-01(c) of Regulation S-X to the extent such businesses would collectively constitute a "significant subsidiary" under such Rules.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   (A) FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

       The Company believes that it is impractical to provide financial statements of Cemetery Enterprises, Inc. on the date of this filing, and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

   (B) PRO FORMA FINANCIAL INFORMATION

       The Company believes that it is impractical on the date of this filing to provide pro forma financial information reflecting the Company's acquisitions, and the Company will, if required, file such financial information when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

   (C) EXHIBITS.        None

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
                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          CARRIAGE SERVICES, INC.


Dated:  October 10, 1997              By: /s/ THOMAS C. LIVENGOOD
                                              Thomas C. Livengood
                                              Executive Vice President and
                                              Chief Financial Officer

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